MERRILL LYNCH CONSULTS ANNUITYSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT C

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C

Supplement dated October 1, 2021

to the

Prospectus dated May 1, 2008

Effective on or about November 1, 2021, based on changes to the underlying portfolios, the following name and subadvisor changes will occur:

Current Subaccount Name	New Subaccount Name	Current Subadvisor	New Subadvisor
Transamerica International Growth VP	Transamerica International Focus VP	TDAM USA Inc.	Epoch Investment Partners, Inc.

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.